UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 17, 2010


                                  SUNERGY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52767
                            (Commission File Number)

                                      N/A
                       (IRS Employer Identification No.)

      14362 N. Frank Lloyd Wright Blvd., Suite 1000, Scottsdale, AZ 85260
             (Address of principal executive offices and Zip Code)

                                  480.477.5810
               Registrant's telephone number, including area code

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

In accordance with board approval, effective August 17, 2010, the Nevada Secretary of State accepted for filing a Certificate of Amendment to effect a forward stock split of our authorized and issued and outstanding shares of common stock on a one (1) old for ten (10) new basis, such that our authorized capital increased from 375,000,000 shares of common stock with a par value of $0.001 to 3,750,000,000 shares of common stock with a par value of $0.001 and, correspondingly, our issued and outstanding shares of common stock increased from 94,619,788 shares of common stock to 946,197,880 shares of common stock.

ITEM 7.01 REGULATION FD DISCLOSURE

The forward split became effective with the Over-the-Counter Bulletin Board at the opening for trading on August 24, 2010 under the new stock symbol "SNEYD", the "D" in our new trading symbol will be removed 20 business days after August 24, 2010. Our new CUSIP number is 86732G306.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.01  Certificate of Amendment

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.


/s/ Karl Baum
------------------------------
Karl Baum
President and Director

Dated: August 25, 2010

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